                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  August 13, 2002
                       (Date of earliest event reported)


                  INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)


       New York                     1-2360                        13-0871985
(State of Incorporation)    (Commission File Number)            (IRS employer
                                                             Identification No.)


           ARMONK, NEW YORK                                             10504
(Address of principal executive offices)                              (Zip Code)


                                  914-499-1900
                         (Registrant's telephone number)

Item 5.  Other Events

    On August 13, 2002, IBM submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Item 7. Financial Statements and Exhibits

    (c)   Exhibits

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

    IBM's web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 13, 2002


                                                   By: /s/  Robert F. Woods
                                                   -----------------------------
                                                         (Robert F. Woods)
                                                   Vice President and Controller